UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2016
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously disclosed, on March 31 and May 17, 2016, TerraForm Global, Inc. (the “Company”) received notification letters from a Director of Nasdaq Listing Qualifications stating that the Company was not in compliance with Nasdaq’s filing requirements set forth in Nasdaq Listing Rule 5250(c)(1) because the Company had not yet filed its Form 10-K for the year ended December 31, 2015 (the “2015 10-K”) and its Form 10-Q for the quarter ended March 31, 2016 (the “1Q2016 10-Q”), respectively. The notification letters stated that the Company had until May 31, 2016 to submit a plan to Nasdaq as to how it plans to regain compliance with Nasdaq’s continued listing requirements.

On May 27, 2016, the Company submitted a plan to Nasdaq as to how it plans to regain compliance with Nasdaq’s continued listing requirements. If the Nasdaq staff accept the Company’s plan, they can grant an exception of up to 180 calendar days from the due date of the 2015 10-K (the initial delinquent filing), or until September 26, 2016, to regain compliance. The Company intends to regain compliance by September 26, 2016, and therefore requested that the Nasdaq staff grant the Company an extension through such date. The Company may regain compliance at any time during the extension period upon filing with the Securities and Exchange Commission (the “SEC”) the 2015 10-K and the 1Q2016 10-Q, as well as all subsequent required periodic financial reports that are due within that period. If the staff does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel. The Nasdaq notification letter has no immediate effect on the listing of the Company’s common stock on the Nasdaq Global Select Market.

Cautionary Note Regarding Forward-Looking Statements.

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “estimate,” “predict,” “project,” “goal,” “guidance,” “outlook,” “objective,” “forecast,” “target,” “potential,” “continue,” “would,” “will,” “should,” “could,” or “may” or other comparable terms and phrases.

They include, without limitation, statements relating to the Company’s plans for regaining compliance with Nasdaq’s continued listing requirements within the prescribed period; whether or not Nasdaq will accept the plan of compliance; and the extension time, if any, granted by Nasdaq for the filing of the 2015 10-K and 1Q2016 10-Q. These forward-looking statements are based on current expectations as of the date of this filing and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the Company’s ability to regain compliance with Nasdaq’s continued listing requirements; whether Nasdaq will accept the Company’s plan of compliance and grant an extension; the impact of the delay in the Company’s completion of its financial statements and the filing of the 2015 10-K and 1Q2016 10-Q; as well as additional factors the Company has described in its other filings with the SEC.

The risks included above are not exhaustive. Other factors that could adversely affect the business and prospects of the Company are described in the Company’s other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Yana Kravtsova
Date:	May 27, 2016	Name:	Yana Kravtsova
		Title	Senior Vice President, General Counsel and Secretary